Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events [Text Block]
16.	Subsequent Events

On April 19, 2013, the Compensation Committee of the Board of Directors (acting as Administrator) reduced the exercise price of 534,500 outstanding stock options granted under the Company’s 2010 Equity Incentive Plan to $2.00. The Plan permits the Administrator to reduce the exercise price of any award granted under the Plan if the fair market value of the award has declined since the date of grant. All other terms of these options, including, without limitation, the exercise date, vesting schedule and the number of shares to which each option pertains, remain unchanged. In the second quarter of 2013, we expect to record a charge of approximately $51,000 in our statement of operations to record the effect of this change in exercise price.

A former employee of the Company has recently communicated to the Company that she believes she has claims against the Company and the CEO in connection with the termination of her employment. The Company believes it has complied with all laws in connection with her termination, as well as her contract, and intends to vigorously defend if such claims are formally made by the former employee.

24.	Subsequent Events

In January 2013, 7,866,800 Series B Preferred Shares were converted to 1,048,907 shares of common stock. Also, in the first quarter of 2013, as discussed in Note 20 and pursuant to our vesting arrangements, we issued 28,390 shares to our independent board members and to certain consultants for services.